UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 14, 2012

Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33155	04-3444218
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

50 Old Webster Road

Oxford, Massachusetts 01540

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (508) 373-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement

Purchase Agreement for Minority Interest in NTO IRE-Polus

On June 28, 2011, IPG Photonics Corporation (the “Registrant”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Open Joint Stock Company “Rusnano” (“Rusnano”), IPG Laser GmbH, the Registrant’s wholly owned German subsidiary (“IPG Laser”), and NTO IRE-Polus, the Registrant’s majority owned Russian subsidiary (“NTO” and, together with the Registrant, Rusnano and IPG Laser, the “Parties”). Under the Purchase Agreement, IPG Laser agreed to purchase the 22.5% ownership stake in NTO held by Rusnano for a payment of $55.4 million. Following the closing of the Purchase Agreement, NTO will be owned 100% by IPG Laser and the Registrant.

Under the Purchase Agreement, the Parties also agreed to terminate the warrant of Rusnano to acquire an additional ownership interest in NTO, and to terminate the Put and Call Option Agreement, dated October 29, 2010 (the “Option Agreement”). The Option Agreement granted (i) the Registrant the right to buyback, after December 2013, Rusnano’s ownership stake in NTO at a predetermined purchase price and (ii) Rusnano a put right to sell to the Registrant, after December 2015, Rusnano’s ownership stake in NTO at a predetermined purchase price. Certain provisions of the prior agreements of the Parties survive, including those regarding non-solicitation of customers and employees of NTO, non-disclosure of confidential information and limits on Rusnano acquiring more than 9.9% of the voting securities of the Registrant until December 2017. The transactions under the Purchase Agreement closed on June 29, 2012.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement by and among the Parties, a copy of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events

Extension of Euro Credit Agreement

IPG Laser GmbH entered into a new unsecured revolving line of credit (“Credit Facility Agreement”) with Deutsche Bank AG (“Deutsche Bank”) extending the current line of credit with Deutsche Bank until June 30, 2014 and increasing the available credit up to Euro 20.0 million. The current facility with Deutsche Bank expires June 30, 2012 and provides credit of up to Euro 15.0 million. The new Credit Facility Agreement provides for loans bearing interest at various rates based upon the type of loan and is guaranteed by the Registrant (the “Guarantee”). Up to Euro 3.0 million is available to our Russian subsidiary and up to Euro 4.0 million is available to our Italian subsidiary (“Enclosure 1”). The terms of the Credit Facility Agreement and Guarantee are substantially similar to the credit facility agreement and guarantee they replace.

The foregoing descriptions of the Credit Facility Agreement, Guarantee and Enclosure 1 do not purport to be complete and are qualified in their entirety by reference to the Credit Facility Agreement, Guarantee and Enclosure 1 by and among IPG Laser, the Registrant and Deutsche Bank, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Pre-Arranged Trading Plans

Certain directors and officers of IPG Photonics Corporation (the “Company”) adopt from time to time pre-arranged trading plans (each, a “Plan”) designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company’s policies regarding stock transactions. Under Rule 10b5-1, directors, officers and other persons who are not in possession of material non-public information may adopt a plan or contract for pre-arranged sales of Company securities under specified conditions and at specified times. Using these Plans, insiders can gradually diversify their investment portfolios, spread stock trades out over an extended period of time to reduce market impact and avoid concerns about transactions occurring at a time when they might possess inside information.

The Plan adopted by Thomas Burgomaster, Vice President and Corporate Controller, provides for the sale of up to a total of 14,316 shares, including shares acquired upon exercise of stock options, over a period ending July 2013, unless terminated sooner in certain circumstances. The Plan also provides for the sale of an additional unspecified amount of shares to be acquired under the Company’s employee stock purchase plan. Shares will be sold under the Plan on the open market at prevailing market prices, subject to minimum price thresholds.

The Plan adopted by George BuAbbud, Vice President, Telecommunications Products, provides for the sale of up to a total of 93,620 shares, including shares acquired upon exercise of stock options, over a period ending July 2013, unless terminated sooner in certain circumstances. Shares will be sold under the Plan on the open market at prevailing market prices, subject to minimum price thresholds. This Plan supersedes the prior Plan established by Dr. BuAbbud.

The Plan adopted by William Krupke, member of the Board of Directors, provides for the sale of up to a total of 44,703 shares, including shares acquired upon exercise of stock options, over a period ending July 2013, unless terminated sooner in certain circumstances. Shares will be sold under the Plan on the open market at prevailing market prices, subject to minimum price thresholds. This Plan supersedes the prior Plan established by Dr. Krupke.

The Company does not undertake to report Plans that may be adopted by any directors or officers of the Company in the future, or to report any modification or termination of any Plan, except to the extent required by law.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 Purchase Agreement by and among the Registrant, Open Joint Stock Company “Rusnano”, IPG Laser GmbH and NTO IRE-Polus, dated June 28, 2012.

Exhibit 10.2 Credit Facility Agreement between IPG Laser GmbH and Deutsche Bank AG, dated June 18, 2012.

Exhibit 10.3 Guarantee of the Registrant to Deutsche Bank AG, dated June 26, 2012.

Exhibit 10.4 Enclosure 1 to Guarantee to Deutsche Bank AG, dated June 18, 2012, in the amount of Euro 9 million by IPG Laser GmbH and the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION

June 29, 2012	By:	/s/ Angelo P. Lopresti
Angelo P. Lopresti
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit 10.1 Purchase Agreement by and among the Registrant, Open Joint Stock Company “Rusnano”, IPG Laser GmbH and NTO IRE-Polus, dated June 28, 2012.

Exhibit 10.2 Credit Facility Agreement between IPG Laser GmbH and Deutsche Bank AG, dated June 18, 2012.

Exhibit 10.3 Guarantee of the Registrant to Deutsche Bank AG dated, June 26, 2012.

Exhibit 10.4 Enclosure 1 to Guarantee to Deutsche Bank AG, dated June 18, 2012, in the amount of Euro 9 million by IPG Laser GmbH and the Registrant.